UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 1, 2023

EVELO BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38473	46-5594527
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Kendall Square, 600/700, Suite 7-201
Cambridge, Massachusetts 02139
(Address of principal executive offices) (Zip Code)

(617) 577-0300

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EVLO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 1, 2023, Evelo Biosciences Inc. (the “Company”) was notified by the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) that, as a result of the events disclosed in the Company’s Current Report on Form 8-K filed on November 21, 2023, including (i) the approval of a plan of dissolution of the Company (the “Dissolution”) by the Company’s Board of Directors (the “Board”), subject to stockholder approval, (ii) the resignation of each of Juan Andres, Balkrishan (Simba) Gill, Ph.D., Jose-Carlos Gutiérrez-Ramos, Ph.D., Jeffrey R. Moore, Alexander C. Reynolds, Robert L. Rosiello and Tonya Williams from the Board and respective committee assignments thereof (the “Board Resignations”) and (iii) the separation of the Company’s Chief Executive Officer and Chief Financial Officer from the Company, it is the Staff’s belief that the Company no longer has an operating business and is a “public shell” as that term is defined in Nasdaq Listing Rule 5101. Terms used but defined herein are as defined under the rules of Nasdaq.

The Staff also indicated that that the Company is not compliant with the following requirements for continued listing on Nasdaq: (1) $50,000,000 minimum Market Value of Listed Securities, (2) $15,000,000 minimum Market Value of Publicly Held Shares and (3) a minimum bid price of $1 per share. Additionally, following the Board Resignations, it is the Staff’s belief that the Company is no longer in compliance with: the majority independent board requirement under Listing Rule 5605(b)(1); the audit committee composition requirement under Listing Rule 5605(c)(2); the compensation committee composition requirement under Listing Rule 5605(d)(2) and the Independent Director oversight of Director Nominations requirement under Listing Rule 5605(e)(1).

Accordingly, Nasdaq notified the Company that continued listing of its securities on Nasdaq is no longer warranted and, unless the Company requests an appeal of these matters, trading of the Company’s common stock will be suspended at the opening of business on December 12, 2023, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market.

The Company does not intend to appeal these matters.

Forward Looking Statements

This Current Report on Form 8-K (the “Form 8-K”) contains forward-looking statements, including within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the proposed Dissolution and the Company’s Nasdaq listing status and registration of its securities. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to the Company’s stockholders may not realize any value in the Company’s common stock. These and other factors discussed under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023, and its other reports filed with the SEC, could cause actual results to differ materially from those indicated by the forward-looking statements made in this Form 8-K. Any such forward-looking statements represent management’s estimates as of the date of this Form 8-K. While the Company may elect to update such forward-looking statements at some point in the future, except as required by law, it disclaims any obligation to do so, even if subsequent events cause the Company’s views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVELO BIOSCIENCES, INC.

Date: December 4, 2023	By:	/s/ Craig R. Jalbert
Craig R. Jalbert
President, Director and Corporate Secretary